                             LETTER OF TRANSMITTAL

                    TO TENDER 7.50% CONVERTIBLE SUBORDINATED
                                 NOTES DUE 2007
                                       OF
                    ALLIED RISER COMMUNICATIONS CORPORATION
                       PURSUANT TO ITS OFFER TO PURCHASE
                               DATED MAY 11, 2001

           THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
       NEW YORK CITY TIME, ON MONDAY, JUNE 11, 2001, UNLESS THE OFFER IS
                                   EXTENDED.

                        The Depositary for the Offer is:

                            [WILMINGTON TRUST LOGO]

         BY HAND/OVERNIGHT COURIER:                               BY MAIL:
          Wilmington Trust Company                      Corporate Trust Reorg. Svcs.
          1105 North Market Street                        Wilmington Trust Company
                  1st Floor                                     P.O. Box 8861
            Wilmington, DE 19801                          Wilmington, DE 19899-8861
      Attn: Corporate Trust Reorg. Svcs

                           BY FACSIMILE TRANSMISSION:
                        (For Eligible Institutions Only)
                                 (302) 651-1079

                        CONFIRM FACSIMILE TRANSMISSION:
                                 (302) 651-8869

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION BY FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

     By execution hereof, the undersigned acknowledges receipt of the Offer to Purchase, dated May 11, 2001 (as the same may be supplemented, modified or amended from time to time, the "Offer to Purchase"), of Allied Riser Communications Corporation ("Allied Riser") and this Letter of Transmittal and instructions hereto (the "Letter of Transmittal"), which together with the Offer to Purchase constitute the offer (the "Offer") by Allied Riser to the holders of all its outstanding 7.50% Convertible Subordinated Notes Due 2007 (the "Notes") upon the terms and subject to the conditions set forth in the Offer.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be completed by holders and tenders of Notes are to be made by book-entry transfer to an account maintained by Wilmington Trust Company (the "Depositary") at The Depository Trust Company (in such capacity, the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the section entitled "Procedures for Tendering Notes" of the Offer to Purchase. Holders who are unable to deliver confirmation of the book-entry transfer of their Notes into the Depositary's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") to the Depositary prior to 5:00 p.m., New York City time, on Monday, June 11, 2001, unless the Offer is extended (such time and date, as the same may be extended, the "Expiration Date"), must tender their Notes according to the guaranteed delivery procedures set forth in the section entitled "Procedures for Tendering Notes" of the Offer to Purchase.

           DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY
                DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

     NOTE: SIGNATURES MUST BE PROVIDED ON THIS LETTER OF TRANSMITTAL. PLEASE
           READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.


  [ ] CHECK HERE IF NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN
      ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY
      AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution:
                                 -----------------------------------------------

  Account Number:
                 ---------------------------------------------------------------

  Transaction Code Number:
                           -----------------------------------------------------

  [ ] CHECK HERE IF NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED
      DELIVERY AND COMPLETE THE FOLLOWING:

  Name(s) of Registered holder(s):
                                   ---------------------------------------------

  Window Ticket Number (if any):
                                 -----------------------------------------------

  Date of Execution of Notice of Guaranteed Delivery:
                                                      --------------------------

  Name of Institution that Guaranteed Delivery:
                                                --------------------------------

------------------------------------------------------------------------------------------------
                                 DESCRIPTION OF NOTES TENDERED

------------------------------------------------------------------------------------------------
    NAME(S) AND ADDRESS(ES) OF REGISTERED
                  HOLDER(S)                                     NOTE(S) TENDERED
          (PLEASE FILL IN, IF BLANK)                 (ATTACH ADDITIONAL LIST, IF NECESSARY)
------------------------------------------------------------------------------------------------
                                                  AGGREGATE PRINCIPAL      PRINCIPAL AMOUNT OF
                                                    AMOUNT OF NOTES          NOTES TENDERED*

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                                 TOTAL AMOUNT OF NOTES

------------------------------------------------------------------------------------------------

* Unless otherwise indicated, it will be assumed that all Notes indicated in column 2 are being tendered.

------------------------------------------------------------------------------------------------

Ladies and Gentlemen:

     The undersigned hereby tenders to Allied Riser Communications Corporation, a Delaware corporation ("Allied Riser"), the above-described 7.50% Convertible Subordinated Notes Due 2007 of Allied Riser (the "Notes"), pursuant to Allied Riser's offer to purchase all of its outstanding Notes at an offer price of $280 per $1,000 principal amount of Notes, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase and in this Letter of Transmittal (which, together with the Offer to Purchase, and any amendments or supplements hereto or thereto, constitute the "Offer"). Allied Riser will also pay tendering holders accrued but unpaid interest on the Notes up to, but excluding, the Payment Date. The next semi-annual interest payment on the Notes is payable on June 15, 2001, to record holders of the Notes as of June 1, 2001. Notwithstanding anything contained in the Offer to the contrary, if the expiration of the Offer occurs prior to June 15, 2001, all tendering holders of Notes are required to assign to Allied Riser the right to receive the semi-annual interest payment that is payable on June 15, 2001 to record holders of Notes as of June 1, 2001. All capitalized terms used herein and not defined shall have the meanings set forth in the Offer to Purchase.

     Subject to, and effective upon, acceptance for purchase of and payment for Notes tendered in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Allied Riser all right, title and interest in and to all of the Notes tendered and any and all accrued but unpaid interest on the Notes (including, without limitation, interest payments required by the Indenture) that is payable or distributable to holders of record on a date prior to the transfer into the name of Allied Riser or its nominees or transferees on Allied Riser's transfer records of the Notes purchased pursuant to the Offer (collectively, "Distributions"). If the expiration of the Offer occurs prior to June 15, 2001, the undersigned acknowledges and agrees that the Distributions being sold, assigned and transferred to Allied Riser hereunder includes the interest payment to be made with respect to the Notes on June 15, 2001 to record holders of Notes as of June 1, 2001. The undersigned hereby irrevocably constitutes and appoints the Depositary the true and lawful agent, attorney-in-fact and proxy of the undersigned to the full extent of the undersigned's rights with respect to such Notes (and Distributions) with full power of substitution (such power of attorney and proxy being deemed to be an irrevocable power coupled with an interest), to (a) transfer ownership of such Notes (and Distributions) on the account books maintained by the Book-Entry Transfer Facility together with all accompanying evidence of transfer and authenticity, to or upon the order of Allied Riser upon receipt by the Depositary, as the undersigned's agent, of the purchase price, (b) present such Notes (and Distributions) for transfer on the books of Allied Riser, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Notes (and Distributions), all in accordance with the terms of the Offer.

     The undersigned acknowledges and agrees that a tender of Notes pursuant to any of the procedures described in the Offer to Purchase or this Letter of Transmittal and an acceptance of such Notes by Allied Riser will constitute a binding agreement between the undersigned and Allied Riser upon the terms and subject to the conditions of the Offer. The undersigned acknowledges that under no circumstances will Allied Riser pay interest on the Offer Price, including, without limitation, by reason of any delay in making payment. For purposes of the Offer, the undersigned understands that validly tendered Notes (or defectively tendered Notes with respect to which Allied Riser has, or has caused to be, waived such defect) will be deemed to have been accepted if, as and when Allied Riser gives oral or written notice thereof to the Depositary. The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, Allied Riser may not be required to accept for payment any of the Notes tendered hereby.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Notes tendered hereby and that when the same are accepted for payment by Allied Riser, Allied Riser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or Allied Riser to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby.

     All authority herein conferred or herein agreed to be conferred shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price to the undersigned at the address shown below the undersigned's signature. In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" are completed, please issue the check for the purchase price in the name(s) of, and deliver said check to the person or persons so indicated. Holders may request that any Notes not accepted for payment be returned by crediting such account maintained at the Book-Entry Transfer Facility as such holder may designate herein under "Special Payment Instructions." The undersigned recognizes that Allied Riser has no obligation pursuant to the "Special Payment Instructions" to transfer any Notes from the name of the registered holder thereof if Allied Riser does not accept for payment any of such Notes.

     The undersigned has read, understands and agrees to all of the terms of the Offer.

     NEITHER ALLIED RISER NOR ITS BOARD OF DIRECTORS MAKES ANY RECOMMENDATION TO ANY HOLDER AS TO WHETHER TO TENDER ALL OR ANY NOTES. EACH HOLDER MUST MAKE ITS OWN DECISION AS TO WHETHER TO TENDER NOTES AND, IF SO, WHAT PRINCIPAL AMOUNT OF NOTES TO TENDER IN THE OFFER.

--------------------------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 4, 5 AND 6)

        To be completed ONLY if the check for the purchase price of Notes purchased is to be issued in the name of someone other than the undersigned or if Notes tendered by book-entry transfer which are not purchased are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than that designated above.

   Issue check to:

   Name:
         -----------------------------------------------------------------------
                                 (PLEASE TYPE OR PRINT)

   Address:
            --------------------------------------------------------------------


--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)


--------------------------------------------------------------------------------
                (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)
                           (SEE SUBSTITUTE FORM W-9)

        Credit unpurchased Notes tendered by book-entry transfer to the Book-Entry Transfer Facility account set forth below


--------------------------------------------------------------------------------
                                (ACCOUNT NUMBER)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 4, 5 AND 6)

        To be completed ONLY if the check for the purchase price of Notes purchased is to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

   Mail check to:

   Name:
         -----------------------------------------------------------------------
                                 (PLEASE TYPE OR PRINT)

   Address:
            --------------------------------------------------------------------


--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)


--------------------------------------------------------------------------------
                (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)
                           (SEE SUBSTITUTE FORM W-9)

--------------------------------------------------------------------------------

                                                          IMPORTANT -- SIGN HERE

                         HOLDER: SIGN HERE AND COMPLETE
                              SUBSTITUTE FORM W-9


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           SIGNATURES(S) OF OWNER(S)

Dated:                   , 2001
       ------------------

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on a security position listing or by person(s) authorized to become registered holder(s) by documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the necessary information. See Instruction 4.)

Name(s):
         -----------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (Full Title):
                       ---------------------------------------------------------

Address:
         -----------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number:
                                ------------------------------------------------

Tax Identification or Social Security No:
                                          --------------------------------------
                                                   (SEE SUBSTITUTE FORM W-9)

                           GUARANTEE OF SIGNATURE(S)
                           (See Instructions 1 and 4)

Authorized Signature:
                      ----------------------------------------------------------

Name (Please Print):
                     -----------------------------------------------------------

Title:
       -------------------------------------------------------------------------

Name of Firm:
              ------------------------------------------------------------------

Address:
         -----------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number:
                                ------------------------------------------------

Dated:                   , 2001
       ------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required (i) if the Notes are tendered by the registered holder(s) of the Notes tendered herewith (which term, for purposes of this document, includes any participant in the Book-Entry Transfer Facility's system whose name appears on a security position listing as the owner of Notes), unless such holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" hereof or (ii) if such Notes are tendered for the account of a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agent's Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 4. If the Notes are registered in the name of a person other than the signer of this Letter of Transmittal or if payment is to be made to a person other than the registered holder of the Notes tendered, then the tendered Notes must be accompanied by duly executed instruments of transfer signed exactly as the name or names of the registered owner or owners appear on a security position listing as the owner of Notes in the Book-Entry Transfer Facility, with the signatures on the instruments of transfer guaranteed by an Eligible Institution as provided in this Letter of Transmittal. See Instruction 4.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND GUARANTEED DELIVERY
PROCEDURES. This Letter of Transmittal, or an electronic confirmation pursuant to The Depository Trust Company's (the "DTC") Automated Tender Offer Program ("ATOP"), is to be completed by holders for tenders that are made pursuant to the procedures for delivery by book-entry transfer set forth in the section entitled "Procedures for Tendering Notes" in the Offer to Purchase. A properly completed and duly executed Letter of Transmittal (or manually signed facsimile), or an electronic confirmation pursuant to the DTC's ATOP system (together with a Book-Entry Confirmation), and any other required documents, must be received by the Depositary at the address set forth herein prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below.

     Holders who cannot complete the procedure for book-entry transfer prior to the Expiration Date may tender their Notes pursuant to the guaranteed delivery procedures set forth in the section entitled "Procedures for Tendering Notes" in the Offer to Purchase. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution, (ii) prior to the Expiration Date, the Depositary must receive from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), or an electronic confirmation pursuant to the DTC's ATOP system, and all other documents required by the Letter of Transmittal and a Notice of Guaranteed Delivery, substantially in the form provided by Allied Riser (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder and the amount of Notes tendered, stating that the tender is being made thereby and guaranteeing that within three Nasdaq trading days after the receipt by the Depositary of the Notice of Guaranteed Delivery a Book-Entry Confirmation will be deposited by the Eligible Institution with the Depositary, and (iii) a Book-Entry Confirmation, must be received by the Depositary within three Nasdaq trading days after the receipt by the Depositary of the Notice of Guaranteed Delivery. A "Nasdaq trading day" is any date on which The Nasdaq Stock Market, Inc.'s Nasdaq National Market is open for business.

     THE METHOD OF DELIVERY OF THE DOCUMENTS REQUIRED BY THIS LETTER OF TRANSMITTAL IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER, AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal or electronic confirmation pursuant to the DTC's ATOP system, waive any right to receive any notice of the acceptance of their Notes for payment.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the principal amount of Notes and any other required information should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

     4. SIGNATURES ON LETTER OF TRANSMITTAL, INSTRUMENTS OF TRANSFER AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as it appears on a security position listing as the owner of such Notes in the Book-Entry Transfer Facility without any change whatsoever.

     If any of the Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Notes are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations.

     If this Letter of Transmittal or instruments of transfer are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Allied Riser of their authority so to act must be submitted.

     When this Letter of Transmittal is signed by the registered owner(s) of the Notes listed and transmitted hereby, no separate instruments of transfer are required unless payment is to be made to a person other than the registered owner(s) or Notes not tendered or purchased are to be credited to another account of the Book-Entry Transfer Facility. Signatures on such instruments of transfer must be guaranteed by an Eligible Institution.

     5. TRANSFER TAXES. Except as otherwise set forth in this Instruction 5, Allied Riser will pay or cause to be paid any transfer taxes with respect to the transfer and sale of purchased Notes to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to any person other than the registered holder(s), or Notes not tendered or purchased are to be credited to another account of the Book-Entry Transfer Facility, or tendered Notes are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price received by such holder(s) pursuant to this Offer (i.e., such purchase price will be reduced) unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     6. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check is to be issued in the name of a person other than the signer of this Letter of Transmittal or if a check is to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown on the front cover hereof, the appropriate boxes on this Letter of Transmittal should be completed. Holders may request that Notes not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate herein. If no such instructions are given, such Notes not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above. See Instruction 1.

     7. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers set forth below. Requests for additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to the Information Agent, the Dealer Manager or to brokers, dealers, commercial banks or trust companies. Such materials will be furnished at Allied Riser's expense.

     8. WAIVER OF CONDITIONS. Allied Riser expressly reserves the absolute right, in its sole discretion, to waive any of the conditions to the Offer, in whole or in part, at any time and from time to time.

     9. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. Federal income tax law, a holder whose tendered Notes are accepted for payment is required to provide the Depositary with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Depositary is not provided with the correct TIN, or an adequate basis for exemption, the Internal Revenue Service may subject the holder or other payee to a $50 penalty, and the gross proceeds of any payments that are made to such holder or other payee with respect to Notes purchased pursuant to the Offer may be subject to 31% backup withholding.

     Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the holder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" (the "W-9 Guidelines").

     If backup withholding applies, the Depositary is required to withhold 31% of any such payments made to the holder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     To prevent backup withholding on payments that are made to a holder with respect to Notes purchased pursuant to the Offer, the holder is required to notify the Depositary of such holder's correct TIN by completing a Substitute Form W-9 certifying (i) that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and (ii) that (a) such holder is exempt from backup withholding, (b) such holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the Internal Revenue Service has notified such holder that such holder is no longer subject to backup withholding.

     Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder must enter its correct TIN in Part 1 of Substitute Form W-9, write "Exempt" in
Part 2 of such form, and sign and date the form. See the enclosed W-9 Guidelines for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed Form W-8, "Certificate of Foreign Status" signed under penalties of perjury attesting to such exempt status. Such forms may be obtained from the Depositary.

     If you do not have a TIN, consult the W-9 Guidelines for instructions on applying for a TIN, write "Applied For" in the space for the TIN in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. If you do not provide your TIN to the Depositary within 60 days, backup withholding will begin and continue until you furnish your TIN to the Depositary. NOTE:
WRITING "APPLIED FOR" ON THE FORM MEANS THAT YOU HAVE ALREADY APPLIED FOR A TIN OR THAT YOU INTEND TO APPLY FOR ONE IN THE NEAR FUTURE.

     The holder is required to give the Depositary the TIN of the record owner of the Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Notes. If the Notes are in more than one name or are not in the name of the actual owner, consult the enclosed W-9 Guidelines for additional guidance on which number to report.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE) OR AN ELECTRONIC CONFIRMATION PURSUANT TO THE DTC'S ATOP SYSTEM (TOGETHER WITH A BOOK-ENTRY CONFIRMATION OR A NOTICE OF GUARANTEED DELIVERY) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.

             TO BE COMPLETED BY ALL TENDERING HOLDERS OF SECURITIES
                              (SEE INSTRUCTION 9)

--------------------------------------------------------------------------------------------------------------
                                        PAYER'S NAME: WILMINGTON TRUST COMPANY
--------------------------------------------------------------------------------------------------------------
  SUBSTITUTE
                                 PART 1 -- PLEASE PROVIDE YOUR                       TIN:
  FORM W-9                       TIN IN THE BOX AT RIGHT AND                         ------------------------
                                 CERTIFY BY SIGNING AND                              (Social Security Number
                                 DATING BELOW.                                              or Employer
                                                                                      Identification Number)


                                 -----------------------------------------------------------------------------
  DEPARTMENT OF THE              PART 2 -- FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING (SEE INSTRUCTION 9)
  TREASURY INTERNAL
  REVENUE SERVICE               -----------------------------------------------------------------------------
                                 PART 3 -- CERTIFICATIONS -- UNDER PENALTIES OF PERJURY. I CERTIFY THAT: (1)
  PAYER'S REQUEST FOR            The number shown on this form is my correct Taxpayer Identification Number
  TAXPAYER'S                     (or I am waiting for a number to be issued to me) and (2) I am not subject to
  IDENTIFICATION                 backup withholding either because: (a) I am exempt from backup withholding;
  NUMBER ("TIN")                 or (b) I have not been notified by the Internal Revenue Service (the "IRS")
  AND CERTIFICATION              that I am subject to backup withholding as a result of failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding.

                                 Signature:                           Date:           , 2001
                                           ------------------------        -----------
--------------------------------------------------------------------------------------------------------------

You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return.

     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR"
                       IN PART 1 OF SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payer within 60 days, 31% of all reportable payments made to me will be withheld.

Signature:                           Date:           , 2001
          -----------------------         -----------

--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED W-9 GUIDELINES FOR ADDITIONAL DETAILS.

     MANUALLY SIGNED FACSIMILE COPIES OF THE LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED, WILL BE ACCEPTED. THE LETTER OF TRANSMITTAL OR AN ELECTRONIC CONFIRMATION PURSUANT TO THE DTC'S ATOP SYSTEM (TOGETHER WITH A BOOK-ENTRY CONFIRMATION) AND ALL OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED TO THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH BELOW:

                        The Depositary for the Offer is:

                            [WILMINGTON TRUST LOGO]

         BY HAND/OVERNIGHT COURIER:                              BY MAIL:
          Wilmington Trust Company                     Corporate Trust Reorg. Svcs.
          1105 North Market Street,                      Wilmington Trust Company
                  1st Floor                                    P.O. Box 8861
            Wilmington, DE 19801                         Wilmington, DE 19899-8861
      Attn: Corporate Trust Reorg. Svcs

                           BY FACSIMILE TRANSMISSION:
                        (For Eligible Institutions Only)
                                 (302) 651-1079

                        CONFIRM FACSIMILE TRANSMISSION:
                                 (302) 651-8869

     Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers listed below. Additional copies of the Offer to Purchase, the Letter of Transmittal and other offer materials may be obtained from the Information Agent or the Dealer Manager as set forth below, and will be furnished promptly at Allied Riser's expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                    The Information Agent for the Offer is:

                                [MACKENZIE LOGO]

                                156 FIFTH AVENUE
                               NEW YORK, NY 10010
                          PROXY@MACKENZIEPARTNERS.COM

                         (212) 929-5500 (CALL COLLECT)
                                       OR
                           TOLL FREE: (800) 322-2885

                      The Dealer Manager for the Offer is:

                              GOLDMAN, SACHS & CO.

                                85 BROAD STREET
                               NEW YORK, NY 10004
                         (212) 902-1000 (CALL COLLECT)
                                       OR
                           TOLL FREE: (800) 323-5678